ASSET PURCHASE AGREEMENT

THIS  AGREEMENT  dated  the  27th  day  of  August,  1999

BETWEEN:

High Tech Venture Capital Inc., a company incorporated under the laws of British Columbia and having an office at 1740 Parker Street, Vancouver, British Columbia, V5L 2K8;

(the  "Vendor")

AND:

Predator Ventures Ltd., a corporation continued under the laws of Wyoming and having an office at 2200 - 885 West Georgia St., Vancouver, British Columbia, V6C 3E8;

(the  "Purchaser")

AND:

Kirk Exner, business person, of 1740 Parker Street, Vancouver, British Columbia, V5L 2K8;

("Exner")

WHEREAS:

A. The Vendor is the registered holder of the Assets (as defined herein) and is desirous of selling, assigning, transferring and relinquishing to the Purchaser all of its right, title and interest in and to the Assets, on the terms and conditions hereinafter set forth;

B. The Purchaser is desirous of purchasing from the Vendor and of having assigned, transferred and relinquished to it all of the right, title and interest of the Vendor in and to the Assets, on the terms and conditions hereinafter set forth;

C.     Exner  is  the  sole  shareholder  of  the  Vendor;

NOW THEREFORE in consideration of the premises and the respective covenants, agreements representations and warranties of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) the Parties hereto covenant and agree as follows:

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1     DEFINITIONS  AND  INTERPRETATION

1.1 For the purposes of this Agreement, unless the context otherwise requires, the following terms will have the respective meanings set out below and grammatical variations of such terms will have corresponding meanings:

(a) "Administrative Budget" means the administrative costs of the Vendor as detailed in Schedule "A" which costs will be incurred in furtherance of developing the Business and ensuring that the Business Plan is implemented in a timely manner;

(b) "Advances" means the Website Development funds and the Administrative Budget funds advanced by to the Vendor by the Purchaser as specified in section 7.1(f);

(c)     "Agreement"  means  this  Asset  Purchase  Agreement;

(d) "Assets" means the Business Assets, the Domain Names and the Material Contracts;

(e) "Business Assets" means the business model of creating vertically branded channels under the name "Worldwide Broadcast Network" ("WWBC") and to utilize the Domain Names for the purpose of positioning WWBC as a leading aggregator, and ultimately broadcaster of streaming media programming on the Internet as detailed in the Business Plan;

(f) "Business Plan" means the business plan of the Vendor attached as Schedule "B";

(g) "Closing Date" means a date on or before September 30, 1999 unless extended to October 31, 1999 pursuant to section 10.2 hereof;

(h) "Domain Names" means the following names under the InterNIC internet domain name registration service and includes all and any goodwill and intellectual property rights, including any trademarks or tradenames, that may be associated with the Domain Names:

(i)      worldwidebroadcast.net;
(ii)     wwbroadcast.net;
(iii)    wwbc.net;
(iv)     wwdrama.net;
(v)      wweducation.net;
(vi)     wwfamily.net;
(vii)    wwfashion.net
(viii)   wwgames.net;
(ix)     wwhealth.net;
(x)      wwbusiness.net;
(xi)     wwcomedy.net;
(xii)    wwkids.net;
(xiii)   wwmovies.net;
(xiv)    wwmusic.net;
(xv)     wwnews.net;
(xvi)    wwsports.net;  and
(xvii)   wwtravel.net;

(i) "Management Agreement" means a management agreement between the Vendor and the Purchaser for a term of no less than 12 months, which management agreement shall provide for the retention of Exner's services in his capacity as President of the Purchaser and payment by the Purchaser to the Vendor of a monthly fee of $7,000 per month and shall detail the functions which Exner will perform for the Purchaser in his capacity as President and will also include such other reasonable terms as the parties may negotiate such as confidentiality and non-competition provisions;

(j) "Material Contracts" means the Website Development Agreement and all other contracts entered into by the Vendor and/or Exner in respect of the Domain Names or the Business Assets as listed on Schedule "C" attached hereto;

(k) "Purchase Price" means the purchase price to be paid by the Purchaser to the Vendor for the Assets, as provided for in section 3.1;

(l) "Purchase Shares" means the post-consolidated common shares of the Purchaser to be issued to the Vendor on the Closing Date which will, be free trading shares if the Purchase Shares are supported by the Valuation Report, subject to a hold period imposed under B.C. securities laws of one year from the date of the Letter Agreement between the parties dated July 19, 1999;

(m)     "Regulatory  Approval"  means  the  approval  described  in section 9.3;

(n) "Time of Closing" means 10:00 a.m. (Pacific Standard Time) on the Closing Date;

(o) "Valuation Report" means the valuation report prepared by an independent third party acceptable to the Vendor, the Purchaser and the VSE on the Assets in support of the issuance of the Purchase Shares;

(p)     "VSE"  means  the  Vancouver  Stock  Exchange;

(q) "Website Development Agreement" means the draft website development agreement between the Vendor and SunCommerce Corporation which will require that expenditures in the approximate amount of $100,000 be incurred over 80 to 100 days following July 9, 1999, which expenditures are detailed in Schedule "D" attached hereto.

1.2 Unless otherwise indicated, all dollar amounts in this Agreement are expressed in Canadian funds.

1.3 The division of this Agreement into sections and subsections and the insertion of headings are for convenience of reference only and will not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to a section or subsection refers to the specified section or subsection of this Agreement.

1.4 In this Agreement, words importing the singular number only will include the plural and vice versa, words importing gender will include all genders and words importing persons will include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind whatsoever.

1.5 The following are the Schedules attached to and incorporated in this Agreement by this reference and deemed to form a part hereof:

Schedule  "A"     Administrative  Budget
Schedule  "B"     Business  Plan
Schedule  "C"     Material  Contracts
Schedule  "D"     Website  Development  Agreement
Schedule  "E"     Outstanding  Options,  Warrants  and  Convertible  Securities
Schedule  "F"     Vendor  Solicitor's  Opinion
Schedule  "G"     Vendor  Certificate
Schedule  "H"     Purchaser  Solicitor's  Opinion
Schedule  "I"     Purchaser  Certificate

2     PURCHASE  AND  SALE

2.1 Subject to the terms and conditions of this Agreement, effective as at the Closing Time, the Vendor will sell, assign, transfer and relinquish to the Purchaser and the Purchaser will purchase from the Vendor the Assets free and clear of all encumbrances.

3     PAYMENT  OF  THE  PURCHASE  PRICE

3.1 The Purchase Price shall be paid by the Purchaser to the Vendor as follows:

(a)     by  the  payment  of  $70,000  (the  "Cash  Payment");  and

(b) by the issuance of a total of 3,000,000 Purchase Shares at a fair market value of $0.05 per share.

3.2 The Vendor and Purchaser each acknowledge to and agrees with the other that the Purchase Shares, to the extent that their value is not supported by the Valuation Report, may be subject to such escrow restrictions as imposed by the VSE as a condition to the approval of the Agreement and that this Agreement is subject to such escrow restrictions being acceptable to the Vendor and the Purchaser.

3.3 The Purchaser will be liable for and pay all social service taxes, sales taxes, goods and services tax, income taxes, registration charges and transfer fees, if any, properly payable upon and in connection with the sale and transfer of the Assets by the Vendor to the Purchaser, provided that in no event shall the Purchaser be liable for or pay, but instead the Vendor shall be liable for and pay, any social service taxes, sales taxes, goods and services tax, registration charges and transfer fees which the Vendor failed to pay or was exempted from paying prior to the date of this Agreement.

4     VENDOR  REPRESENTATIONS  AND  WARRANTIES

4.1 The Vendor and Exner jointly and severally represent and warrant to the Purchaser, with the intent that the Purchaser will rely thereon in entering into this Agreement and in concluding the transactions contemplated hereby, that:

(a) the Vendor is a corporation duly incorporated, validly existing, and in good standing under the laws of British Columbia and has the power, authority, and capacity to enter into this Agreement and to carry out its terms;

(b) each of the Vendor and Exner is a "Canadian" within the meaning of the Investment Canada Act, R.S.C.;

(c) the execution and delivery of this Agreement and the completion of the transaction contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Vendor, and this Agreement constitutes a valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms;

(d) the Vendor is the legal and beneficial owner of the Assets, free and clear of all encumbrances whatsoever, and is not a party to or bound by any contract or any other obligation whatsoever that limits or impairs its ability to sell, transfer, assign or convey, or that otherwise affects, the Assets;

(e) the Vendor has the right to convey the right, title, benefit and interest in the Assets to the Purchaser in the manner provided herein;

(f) the Vendor is the registered owner of the Domain Names and all fees or other costs associated with maintaining the registration of the Domain Names have been paid as at the date of this Agreement and the registration of the Domain Names is in good standing with Network Solutions, Inc.;

(g) no person other than the Purchaser has been granted any interest in or right to use all or any portion of the Assets;

(h) to the best of their knowledge, the Vendor's use and sale of the Assets does not infringe upon, or induce or contribute to the Infringement of, the intellectual property rights, domestic or foreign, of any other person;

(i) to the best of their knowledge, the Vendor is not aware of any specific claim of infringement (or the inducing of or contribution to the infringement) of any intellectual property rights of any other person arising from the use of the Domain Names, nor has the Vendor received any notice that the use of any of the Domain Names infringes upon or breaches any intellectual property rights of any other person;

(j) the Material Contracts listed on Schedule "C" to this Agreement constitute all of the material contracts and agreements of the Vendor related to the Assets and the Material Contracts are in good standing in all respects and not in default in any respect.

5     PURCHASER  REPRESENTATIONS  AND  WARRANTIES

5.1 The Purchaser represents and warrants to the Vendor and Exner as follows, with the intent that the Vendor and Exner will rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated hereby, that:

(a) the Purchaser is a corporation duly incorporated, validly existing, and in good standing under the laws of State of Wyoming and has the power, authority, and capacity to enter into this Agreement and to carry out its terms;

(b) the Purchaser is a "reporting issuer" as that term is defined in the Securities Act (British Columbia);

(c) the Purchaser's common shares are listed and, as of the Effective Date, posted for trading on the VSE;

(d) the Purchaser is a "Canadian" within the meaning of the Investment Canada Act, R.S.C.;

(e) as of the date of this Agreement, the authorized share capital of the Purchaser consisted of 100,000,000 common shares without par value of which 15,918,107 common shares were issued and outstanding;

(f) there are no commitments, plans or arrangements of any kind whatsoever to issue shares of the Purchaser, nor are there any outstanding options, warrants, convertible securities or other rights of any kind whatsoever calling for the issuance of any of the unissued shares of the Purchaser save and except as listed on Schedule "E" attached hereto;:

(g) the execution and delivery of this Agreement and the completion of the transactions contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Purchaser, and this Agreement constitutes a valid and binding obligation of the Purchaser in accordance with its term;

(h) the audited financial statements of the Purchaser for its fiscal year ended December 31, 1998 and the unaudited financial statements for the six months ended June 30, 1999 (collectively the "Purchaser's Financial Statements") are true and correct in every material respect and present fairly and accurately the financial position and results of the operations of the Purchaser for the periods then ended and the Purchaser's Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis;

(i) there are no liabilities of the Purchaser, whether direct, indirect, absolute, contingent or otherwise which are not disclosed or reflected in the Purchaser's Financial Statements except those incurred in the ordinary course of business of the Purchaser since June 30, 1999 which are recorded in the books and records of the Purchaser.

6     VENDOR  COVENANTS

6.1 The Vendor and Exner hereby jointly and severally covenant to the Purchaser (which covenants shall survive closing) that:

(a) from and including the date of this Agreement through to and including the Time of Closing, permit the Purchaser, through its directors, officers, employees and authorized agents and representatives (collectively the "Purchaser's Representatives") at its own cost, full access to the Vendor's books, records and property related to the Assets so as to permit the Purchaser to make such investigation (the "Purchaser's Investigation") of the Assets as the Purchaser deems necessary;

(b) as soon as reasonably practicable, provide to the Purchaser all such further documents, instruments and materials and do all such acts and things as may be required by the Purchaser to obtain Regulatory Approval including, but not limited to, providing to the Purchaser a valuation opinion of the Assets in a form and by a party acceptable to the VSE so as to permit the Purchaser's Shares to be issued as "trading shares" as that term is defined in VSE Listings Policy Statement No. 18;

(c) it shall complete, sign and return to the Purchaser as soon as possible on request by the Purchaser any documents as may be required by regulatory authorities, stock exchanges and applicable law or as directed by the Purchaser's solicitors;

(d) from and including the date of this Agreement through to and including the Time of Closing:

(i) do all such acts and things necessary to ensure that all of the representations and warranties of the Vendor and Exner or any one of them contained in this Agreement or any certificates or documents delivered by them or any one of them pursuant to this Agreement remain true and correct;

(ii) keep confidential all discussions and communications (including all information communicated therein) between the parties, and all written and printed materials of any kind whatsoever exchanged by the parties, and, if so requested by the Purchaser, the Vendor and Exner shall arrange for any director, officer, employee, authorized agent or representative of the Vendor to enter into and Exner himself shall enter into a non-disclosure agreement with the Purchaser in a form acceptable to the Purchaser acting reasonably;

(iii) not negotiate with any other person in respect of a purchase and sale of all or any part of the Assets.

7     PURCHASER  COVENANTS

7.1 The Purchaser hereby covenants with the Vendor and Exner (which covenants shall survive closing) that:

(a) from and including the date of this Agreement through to and including the Time of Closing, permit the Vendor and Exner themselves and through their authorized agents and representatives (collectively the "Vendors' Representatives") at their own cost, full access to the Purchaser's property, books and records including, without limitation, all of the assets, contracts and minute books of the Purchaser, so as to permit the Vendors' Representatives to make such investigation (the "Vendors' Investigation") of the Purchaser as the Vendor and Exner deem necessary;

(b) use its best efforts to obtain Regulatory Approval for this Agreement and the transactions contemplated hereunder on or before the 30th day of September, 1999;

(c) from and including the date of this Agreement through to and including the Time of Closing, do all such acts and things necessary to ensure that all of the representations and warranties of the Purchaser contained in this Agreement or any certificates or documents delivered by it pursuant to this Agreement remain true and correct;

(d) on or before the Time of Closing, the Purchaser shall seek all required shareholder and regulatory approvals to:

(i) consolidate its share capital on a two old for one new basis such that after the consolidation there will be approximately 7,959,000 common shares of the Purchaser issued and outstanding not including the Purchase Shares;

(ii)     change  the  name  of  the  Purchaser  to  "wwbroadcast.net  inc.";

(iii) implement an incentive stock option plan (the "Option Plan"), which Option Plan shall provide for the reservation for issuance of up to 20% of the issued and outstanding share capital of the Purchaser (on a post-consolidated basis) and structured in accordance with generally accepted industry standards and applicable regulatory policy, and formulated and adopted by the Purchaser for the issuance of incentive stock options to directors, employees and consultants at an exercise price to be determined in accordance with applicable regulatory policies;

(iv) grant to Exner under the Option Plan an option (the "Exner Option") to purchase 300,000 shares (on a post-consolidated basis) at a price of $0.33 per share ($0.66 on a post-consolidated basis);

(e) except for the stock options currently outstanding as detailed in Schedule "E" attached hereto and the proposed Purchase Shares to be issued to the Vendor as part of the acquisition of the Assets and any shares which may be allocated pursuant to the Option Plan, including the Exner Option, Predator will not issue any further shares prior to the Closing Date without the consent of the Vendor;

(f) the Purchaser will pay up to $200,000 to fund the activities detailed in the Administrative Budget as set out in Schedule "A" hereto (the "Advances") which includes, without limitation, the costs associated with the Website Development Agreement;

(g) from and including the Effective Date through to and including the Time of Closing:

(i) do all such acts and things necessary to ensure that all of the representations and warranties of the Purchaser contained in this Agreement or any certificates or documents delivered by the Purchaser pursuant to this Agreement remain true and correct;

(ii) subject to its obligations as a reporting issuer listed on the VSE, keep confidential all discussions and communications (including all information communicated therein) between the parties, and all written and printed materials of any kind whatsoever exchanged by the parties, and, if so requested by the Vendor, the Purchaser shall arrange for any of the Purchaser's Representatives to enter into, and the Purchaser itself shall enter into, a non-disclosure agreement with the Vendor and Exner in a form acceptable to the Vendor and Exner acting reasonably;

(iii) not negotiate with any other person in respect of a purchase and sale of any other assets or shares.

8     INDEMNITY

8.1 Notwithstanding the completion of the transactions contemplated under this Agreement or the Purchaser's Investigation, the representations, warranties and acknowledgements of the Vendor or Exner or any one of them contained in this Agreement or any certificates or documents delivered by them or any one of them pursuant to this Agreement shall survive the completion of the transactions contemplated by this Agreement and shall continue in full force and effect thereafter for the benefit of the Purchaser. If any of the representations, warranties or acknowledgements given by the Vendor or Exner or any one of them in this Agreement are found to be untrue or there is a breach of any covenant or agreement in this Agreement on the part of the Vendor or Exner or any one of them, the Vendor and Exner shall jointly and severally indemnify and save harmless the Purchaser from and against any and all liability, claims, debts, demands, suits, actions, penalties, fines, losses, costs (including legal fees and disbursements as charged by a lawyer to his own client), damages and expenses of any kind whatsoever which may be brought or made against the Purchaser by any person, firm or corporation of any kind whatsoever or which may be suffered or incurred by the Purchaser, directly or indirectly, arising out of or as a consequence of any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement.

9     CONDITIONS  PRECEDENT

9.1 The Purchaser's obligation to carry out the terms of this Agreement and to complete its transactions contemplated under this Agreement is subject to the fulfilment to the satisfaction of the Purchaser of each of the following conditions that:

(a) on or before the Time of Closing, the Purchaser shall have been able to complete the Purchaser's Investigation to its reasonable satisfaction;

(b) prior to the Closing Date, the Purchaser will enter into the following agreements:

(i)     the  Management  Agreement;

(ii) a corporate advisory agreement with Sedun De Witt Capital Corp. ("SDW) providing for the payment of fees to SDW in the amount of $10,000 a month, for a term of 12 months, in consideration for SDW providing the Purchaser with advisory services relating to general corporate development, financial matters, raising of additional capital, strategic planning and other matters relating to the financial affairs of the Purchaser;

(c) at the Time of Closing, the board of directors of the Purchaser will be comprised of Exner, David De Witt and Gregg Sedun and Exner will have been appointed the President of the Purchaser, and a person mutually acceptable to Exner and the Purchaser will have been appointed as the Corporate Secretary;

(d) on the Closing Date, the Purchaser will have in its treasury, clear of all liabilities, that sum which is reflected in the Purchaser's Financial Statements as June 30, 1999, less expenses and advances associated with the completion of the matters herein described less reasonable expenses incurred by the Purchaser in the normal course of its operations;

(e) at the Time of Closing, the solicitors for the Vendor and Exner shall provide an opinion dated as of the Closing Date, the form of which appears as Schedule "F" to this Agreement;

(f) as of the Time of Closing, the Vendor and Exner shall have complied with all of their respective covenants and agreements contained in this Agreement; and

(g) as of the Time of Closing, the representations and warranties of the Vendor and Exner or any one of them contained in this Agreement or contained in any certificates or documents delivered by them or any one of them pursuant to this Agreement shall be completely true as if such representations and warranties had been made by the Vendors as of the Time of Closing.

The conditions set forth above are for the exclusive benefit of the Purchaser and may be waived by the Purchaser in whole or in part on or before the Time of Closing.

9.2 The Vendor's and Exner's respective obligations to carry out the terms of this Agreement and to complete their respective transactions contemplated under this Agreement are subject to the fulfilment to their satisfaction of each of the following conditions that:

(a) on or before the Time of Closing, the Vendors shall have been able to complete the Vendors' Investigation to their reasonable satisfaction;

(b) at the Time of Closing, the solicitors for the Purchaser shall provide an opinion dated as of the Closing Date, the form of which appears as Schedule "H" to this Agreement;

(c) as of the Time of Closing, the Purchaser shall have complied with all of its covenants and agreements contained in this Agreement; and

(d) at the Time of Closing, the representations and warranties of the Purchaser contained in this Agreement or contained in any certificates or documents delivered by it pursuant to this Agreement shall be completely true as if such representations and warranties had been made by the Purchaser as of the Time of Closing.

The conditions set forth above are for the exclusive benefit of each of the Vendors and may be waived by each of them in whole or in part on or before the Time of Closing.

9.3 The parties acknowledge and agree each with the other that this Agreement and all of the transactions contemplated under this Agreement are subject to the approval ("Regulatory Approval") of the VSE.

10     EXTENSION  AND  REPAYMENT  OPTIONS

10.1 If the Closing Date does not occur on or before September 30, 1999 then, subject to section 10.2, the Vendor and Exner may, at their option, terminate this Agreement, in which case the Advances will be convertible into an equity interest in the Vendor on the basis that for each $50,000 advanced to the Vendor, the Purchaser will receive a 7.5% equity interest in the common shares of the Vendor.

10.2 The Purchaser may, at its option, extend the Closing Date to October 31, 1999 by advancing additional funds in the amount of $50,000 per month (the "Additional Advance") to the Vendor, to be utilized by the Vendor in furtherance of the development of the Business Assets in accordance with the Business Plan.

10.3 If the Purchaser exercises its option pursuant to section 10.2 but the Closing Date has not occurred on or before October 31, 1999, then this Agreement will terminate and, subject to section 10.4, the Advances will be converted into equity of the Vendor in accordance with the provisions of section 9.2 and the Additional Advance will be converted into a further 5% equity interest in the common shares of the Vendor for each $50,000 received by the Vendor from the Purchaser.

10.4 If this Agreement is terminated in accordance with section 10.3, then in lieu of having the Advances and the Additional Advance (collectively called the "Total Advances") converted into equity of the Vendor, the Vendor may, at its option (the "Repayment Option"), repay the Total Advances to the Purchaser, plus accrued interest calculated and compounded at the rate of prime plus 2% per annum, provided that the Vendor gives the Purchaser notice of its intention to exercise the Repayment Option on or before November 30, 1999 and the Total Advances, together with accrued interest thereon, are repaid to the Purchaser in full on or before April 30, 2000.

11     CLOSING

11.1 The completion of the transactions contemplated under this Agreement shall be closed at the offices of Messrs. Campney & Murphy, P.O. Box 48800, 2100
- 1111 West Georgia Street, Vancouver, British Columbia at the Time of Closing on the Closing Date.

11.2 At the Time of Closing, the Vendor and Exner shall deliver to the solicitors for the Purchaser:

(a) a certified true copy of the resolutions of the shareholders of the Vendor evidencing that the directors of the Vendor have approved this Agreement and the sale of the Assets to the Purchaser;

(b)     the solicitor's opinion referred to in section 9.1(e) of this Agreement;

(c) a certificate of confirmation signed by the Vendor and Exner in the form attached as Schedule "G" to this Agreement; and

(d) any other materials that are, in the opinion of the solicitors for the Purchaser, reasonably required to complete the transactions contemplated under this Agreement.

11.3 At the Time of Closing, the Purchaser shall deliver to the solicitors for the Vendor and Exner:

(a) certified true copies of the resolutions of the directors and, if shareholder approval is required, of the shareholders of the Purchaser, evidencing that the directors and, as applicable, the shareholders of the Purchaser have approved this Agreement and all of the transactions of the Purchaser contemplated hereunder;

(b)     evidence  that  Regulatory  Approval  has  been  obtained;

(c)     the  Cash  Payment  as provided for in section 3.1(a) of this Agreement;

(d) share certificates representing the Purchaser's Shares registered in the name of the Vendor as provided for in section 3.1(b) of this Agreement;

(e)     the solicitor's opinion referred to in section 9.2(b) of this Agreement;
and

(f) a certificate of confirmation signed by two directors or officers of the Purchaser in the form attached as Schedule "I" to this Agreement.

12     GENERAL

12.1 Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement and any waiver by the parties of this paragraph
7.1 or any failure by them to exercise any of their rights under this Agreement shall be limited to the particular instance and shall not extend to any other instance or matter in this Agreement or otherwise affect any of their rights or remedies under this Agreement.

12.2 The Schedules to this Agreement incorporated by reference and the recitals to this Agreement constitute a part of this Agreement.

12.3 This Agreement constitutes the entire Agreement between the parties hereto in respect of the matters referred to herein and supersedes the letter agreement between the parties dated July 19, 1999 and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other than as expressly set forth or referred to herein.

12.4 The headings in this Agreement are for reference only and do not constitute terms of the Agreement.

12.5 The provisions contained in this Agreement which, by their terms, require performance by a party to this Agreement subsequent to the Closing Date of this Agreement, shall survive the Closing Date of this Agreement.

12.6 No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties hereto unless such alteration, amendment, modification or interpretation is in written form executed by the parties directly affected by such alteration, amendment, modification or interpretation.

12.7 Whenever the singular or masculine is used in this Agreement the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

12.8 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as any party may, either before or after the Closing Date, reasonably require in order to carry out the full intent and meaning of this Agreement.

12.9 Any notice, request, demand and other communication to be given under this Agreement shall be in writing and shall be delivered by hand or by telecopier to the parties at their following respective addresses:

To  the  Vendor  or  Exner:
c/o  High  Tech  Venture  Capital  Inc.
1740  Parker  Street
Vancouver,  British  Columbia
V5L  2K8
Attention:  Kirk  Exner
Telecopier:  (604)  681-7116

To  the  Purchaser:
Predator  Ventures  Ltd.
2200  -  885  West  Georgia  St.
Vancouver,  British  Columbia,  V6C  3E8
Attention:  David  DeWitt
Telecopier:  (604)  681-7116

or to such other addresses as may be given in writing by the parties hereto in the manner provided for in this paragraph, and shall be deemed to have been received, if delivered by hand, on the date of delivery, or if delivered by telecopier, on the date that it is sent.

12.10 This Agreement may not be assigned by any party hereto without the prior written consent of all of the parties hereto.

12.11 This Agreement shall be subject to, governed by, and construed in accordance with the laws of the Province of British Columbia.

12.12 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed and delivered this Agreement on the ------ day of August, 1999.

PREDATOR  VENTURES  LTD.
Per:
     Authorized  Signatory

HIGH  TECH  VENTURE  CAPITAL  INC.
Per:
     Authorized  Signatory

SIGNED,  SEALED  &  DELIVERED  by       )
KIRK  EXNER  in  the  presence  of:     )
                                        )    -----------------------
Signature  of  Witness                  )     KIRK EXNER
Name  of  Witness:                      )
Address  of  Witness:                   )
                                        )
Occupation  of  Witness:                )

                                  SCHEDULE "A"
                                  ------------
                              Administrative Budget
                              ---------------------

                                  SCHEDULE "B"
                                  ------------
                                  Business Plan
                                  -------------

                                  SCHEDULE "C"
                                  ------------
                               Material Contracts
                               ------------------

                                  SCHEDULE "D"
                                  ------------
                          Website Development Agreement
                          -----------------------------

                                  SCHEDULE "E"
                                  ------------
            Outstanding Options, Warrants and Convertible Securities
            --------------------------------------------------------

                                  SCHEDULE "F"
                                  ------------
                           Vendor Solicitor's Opinion
                           --------------------------
               (letterhead of solicitors for the Vendor and Exner)
,  1999

Predator  Ventures  Ltd.
c/o  Campney  &  Murphy
Barristers  and  Solicitors
P.O.  Box  48800
2100-1111  West  Georgia  Street
Vancouver,  B.C.  V7X  1K9

Attention:  Paula  Palyga
-------------------------
Dear  Sirs:

Re:     Asset  Purchase  Agreement  (the  "Agreement")  made
        effective as of the 27th day of August, 1999 between High TechVenture Capital Inc.
        (the  "Vendor"),  Kirk  Exner  ("Exner")
        and  Predator  Ventures  Ltd.  (the  "Purchaser")
        -------------------------------------------------

We are the solicitors for the Vendor and Exner. We provide this opinion pursuant to subparagraphs 9.1(e) and 11.2(b) of the Agreement. We have also acted as counsel for the Vendor and Exner in connection with the negotiation, execution and completion of the Agreement.

We have considered such questions of law and examined such statutes and regulations, corporate records, certificates and other documents and have made such other examinations, searches and investigations as we have considered necessary for the purpose of the opinion hereinafter expressed. In such examination, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or as photocopies.

Based  on  and  subject  to  the  foregoing,  we  are  of  the  opinion  that:

1. to the best of our knowledge, the Vendor has all requisite corporate power and authority to conduct the business now carried on by it, and to own its property and assets as described in the Agreement and the Vendor has all requisite corporate power and authority to enter into and to perform its obligations under the Agreement.

2. all necessary steps and corporate action and proceedings have been taken to authorize the execution and delivery of the Agreement by the Vendor and Exner.

3. to the best of our knowledge, neither the execution and delivery of, nor the performance of its obligations under the Agreement by the Vendor will conflict with or constitute a breach or default under the constating documents of The Vendor or any commitment, agreement or other instrument to which The Vendor is a party or by which it is bound.

4. the Vendor is the registered owner of the Domain Names and all fees or other costs associated with maintaining the registration of the Domain Names have been paid as at the date of this Agreement and the registration of the Domain Names is in good standing with Network Solutions, Inc.;

5. to the best of our knowledge, the Vendor's use and sale of the Assets does not infringe upon, or induce or contribute to the Infringement of, the intellectual property rights, domestic or foreign, of any other person;

6. to the best of our knowledge, there are no claims, judgement, actions, suits, litigation, proceedings or investigations, actual, pending or threatened against the Vendor which might materially affect any business, properties, assets, prospects or conditions, financial or otherwise, of the Vendor or the Assets being sold pursuant to the Agreement.

7. all necessary steps and corporate action and proceedings have been taken to effect the valid transfer of the Assets to the Purchaser as contemplated under the Agreement.

The opinion expressed is subject to the qualification that enforceability of the Agreement may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally, and that equitable remedies such as the remedies of specific performance or injunction are in the discretion of the court from which they are sought.
Yours  truly,

Per:

                                  SCHEDULE "G"
                                  ------------
                               Vendor Certificate
                               ------------------
                           Certificate of Confirmation
                           ---------------------------

Pursuant to subparagraph 11.2(c) of the Asset Purchase Agreement made effective as of the 27th day of August, 1999 (the "Agreement") between High Tech Venture Capital Inc.(the "Vendor"), Kirk Exner ("Exner") and Predator Ventures Ltd. (the "Purchaser"), the Vendor and Exner jointly and severally confirm to the Purchaser that the representations and warranties of the Vendor and Exner contained in paragraph 4.1 of the Agreement, elsewhere in the Agreement or contained in any certificates or documents delivered by them pursuant to the Agreement are true and correct in every respect as of the Time of Closing of the Agreement being o'clock a.m. local time in Vancouver, B.C. on the day of September, 1999.

Dated  at  Vancouver,  B.C.,  this      day  of  September,  1999.

     High  Tech  Venture  Capital  Inc.
     Per:

     Kirk  Exner


     Kirk  Exner

                                  SCHEDULE "H"
                                  ------------
                          Purchaser Solicitor's Opinion
                          -----------------------------
                  (letterhead of solicitors for the Purchaser)
,  1999

High  Tech  Venture  Capital  Inc.  and  Kirk  Exner
c/o
Barristers  and  Solicitors

Attention:
----------

Dear  Sirs:

Re:     Asset  Purchase  Agreement  (the  "Agreement")  made
        effective as of the 27th day of August, 1999 between High TechVenture Capital Inc.
        (the  "Vendor"),  Kirk  Exner  ("Exner")
        and  Predator  Ventures  Ltd.  (the  "Purchaser")
        -------------------------------------------------

We are the solicitors for the Purchaser. We provide this opinion pursuant to subparagraphs 9.2(b) and 11.3(e) of the Agreement. We have acted as counsel for the Purchaser in connection with the negotiation, execution and completion of the Agreement.

We have considered such questions of law and examined such statutes and regulations, corporate records, certificates and other documents and have made such other examinations, searches and investigations as we have considered necessary for the purpose of the opinion hereinafter expressed. In such examination, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or as photocopies.

Based  on  and  subject  to  the  foregoing,  we  are  of  the  opinion  that:

1. The Purchaser is a company duly incorporated and validly existing under the laws of the Province of British Columbia. The Purchaser is in good standing with respect to the filing of annual reports with the B.C. Registrar of Companies.

2. The Purchaser has all requisite corporate power and authority to enter into and to perform its obligations under the Agreement.

3. All necessary steps and corporate action and proceedings have been taken to authorize the execution and delivery of the Agreement by the Purchaser.

4. To the best of our knowledge, neither the execution and delivery of, nor the performance of its obligations under the Agreement by the Purchaser will conflict with or constitute a breach of or default under the constating documents of the Purchaser or any commitment, agreement or other instrument to which the Purchaser is a party or by which it is bound.

5. To the best of our knowledge, there are no claims, judgement, actions, suits, litigation, proceedings or investigations, actual, pending or threatened against the Purchaser which might materially affect any business, properties, assets, prospects or conditions, financial or otherwise, of the Purchaser or which could result in any material liability to the Purchaser.

6. As at the Effective Date of the Agreement, the authorized capital of the Purchaser consisted of common shares without par value of which were validly authorized, created, allotted, issued and outstanding, and, to the best of our knowledge, fully paid for and non-assessable.

7. All necessary steps and corporate action and proceedings have been taken to effect the valid issuance of the Purchaser's Shares to the Vendor as contemplated under the Agreement.

The opinion expressed is subject to the qualification that enforceability of the Agreement may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally, and that equitable remedies such as the remedies of specific performance or injunction are in the discretion of the court from which they are sought.

Yours  truly,

CAMPNEY  &  MURPHY
Per:
     Paula  M.  Palyga

                                  SCHEDULE "I"
                                  ------------
                              Purchaser Certificate
                              ---------------------
                           Certificate of Confirmation
                           ---------------------------

Pursuant to subparagraph 11.2(c) of the Asset Purchase Agreement made effective as of the 27th day of August, 1999 (the "Agreement") between High Tech Venture Capital Inc.(the "Vendor"), Kirk Exner ("Exner") and Predator Ventures Ltd. (the "Purchaser"), the Purchaser confirms to the Vendor and Exner that the representations and warranties of the Purchaser contained in paragraph 5.1 of the Agreement, elsewhere in the Agreement or contained in any certificates or documents delivered by them pursuant to the Agreement are true and correct in every respect as of the Time of Closing of the Agreement being o'clock a.m. local time in Vancouver, B.C. on the day of September, 1999.

Dated  at  Vancouver,  B.C.,  this       day  of  September,  1999.

     Predator  Ventures  Ltd.
     Per:

     ,  Director

     Per:

     ,  Director

                      AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS  AGREEMENT  dated  as  of  the  29th  day  of  October,  1999

BETWEEN:

High Tech Venture Capital Inc., a company incorporated under the laws of British Columbia and having an office at 1740 Parker Street, Vancouver, British Columbia, V5L 2K8

(the  "Vendor")

AND:

Predator Ventures Ltd., a corporation continued under the laws of Wyoming and having an office at 2200 - 885 West Georgia St., Vancouver, British Columbia, V6C 3E8

(the  "Purchaser")

AND:

Kirk Exner, business person, of 1740 Parker Street, Vancouver, British Columbia, V5L 2K8;

("Exner")

WHEREAS:

A. The Vendor, the Purchaser and Exner are parties to an Asset Purchase Agreement dated August 27, 1999 (the "Asset Purchase Agreement');

B. The "Closing Date" (as defined in the Asset Purchase Agreement) has, as detailed in section 10 of the Asset Purchase Agreement, been extended from September 30, 1999 to October 31, 1999;

C. The Parties wish to further extend the Closing Date on the terms and conditions hereinafter set forth;

1. FOR THE SUM OF $1.00 AND OTHER VALUABLE CONSIDERATION (the receipt and sufficiency of which is hereby acknowledged among the Parties) the Parties hereto covenant and agree each with the other to extend the Closing Date from October 31, 1999 to November 15, 1999.

2. Except as specified amended herein, the Asset Purchase Agreement remains in full force and effect.

IN WITNESS WHEREOF the parties have executed and delivered this Amending Agreement on the day set forth above.

PREDATOR  VENTURES  LTD.

Per:          /s/  signed
              -----------
     Authorized  Signatory

HIGH  TECH  VENTURE  CAPITAL  INC.

Per:          /s/  signed
              -----------
     Authorized  Signatory

                                          )
                                          )
SIGNED,  SEALED  &  DELIVERED  by       )
KIRK  EXNER  in  the  presence  of:     )
                                        )
/s/  M.  Vandekamp                      )
------------------                      )
Signature  of  Witness                  )
                                        )
Name  of  Witness:   M.  Vandekamp      )
                   ---------------      )
                                        )
Address  of  Witness:  2200-885  W.     )
Georgia                                 )
-----------------------------------     )
Vancouver,  BC  V6C  3E8                )
----------------------------------      )
                                        )      /s/  Kirk  Exner
                                        )       -----------------
Occupation  of  Witness:                )        KIRK EXNER
Exec.  Assistant                        )
----------------                        )